                                             SEQUOIA Fund, Inc.
                                      ANNUAL REPORT DECEMBER 31, 2000

                               SEQUOIA FUND, INC.
                ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000
               WITH INCOME DIVIDENDS REINVESTED AND CAPITAL GAINS
                        DISTRIBUTIONS ACCEPTED IN SHARES
The table below covers the period from July 15, 1970 (the date Fund shares were first offered to the public) to December 31, 2000. This period was one of widely fluctuating common stock prices. The results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from an investment made in the Fund today.

                                 VALUE OF     VALUE OF      VALUE OF
                                 INITIAL     CUMULATIVE    CUMULATIVE    TOTAL
                                 $10,000    CAPITAL GAINS  REINVESTED   VALUE OF
PERIOD ENDED:                   INVESTMENT  DISTRIBUTIONS  DIVIDENDS     SHARES
-------------                   ----------  -------------  ---------     ------
July 15, 1970.................   $ 10,000     $     --      $     --   $  10,000
May 31, 1971..................     11,750           --           184      11,934
May 31, 1972..................     12,350          706           451      13,507
May 31, 1973..................      9,540        1,118           584      11,242
May 31, 1974..................      7,530        1,696           787      10,013
May 31, 1975..................      9,490        2,137         1,698      13,325
May 31, 1976..................     12,030        2,709         2,654      17,393
May 31, 1977..................     15,400        3,468         3,958      22,826
Dec. 31, 1977.................     18,420        4,617         5,020      28,057
Dec. 31, 1978.................     22,270        5,872         6,629      34,771
Dec. 31, 1979.................     24,300        6,481         8,180      38,961
Dec. 31, 1980.................     25,040        8,848        10,006      43,894
Dec. 31, 1981.................     27,170       13,140        13,019      53,329
Dec. 31, 1982.................     31,960       18,450        19,510      69,920
Dec. 31, 1983.................     37,110       24,919        26,986      89,015
Dec. 31, 1984.................     39,260       33,627        32,594     105,481
Dec. 31, 1985.................     44,010       49,611        41,354     134,975
Dec. 31, 1986.................     39,290       71,954        41,783     153,027
Dec. 31, 1987.................     38,430       76,911        49,020     164,361
Dec. 31, 1988.................     38,810       87,760        55,946     182,516
Dec. 31, 1989.................     46,860      112,979        73,614     233,453
Dec. 31, 1990.................     41,940      110,013        72,633     224,586
Dec. 31, 1991.................     53,310      160,835       100,281     314,426
Dec. 31, 1992.................     56,660      174,775       112,428     343,863
Dec. 31, 1993.................     54,840      213,397       112,682     380,919
Dec. 31, 1994.................     55,590      220,943       117,100     393,633
Dec. 31, 1995.................     78,130      311,266       167,129     556,525
Dec. 31, 1996.................     88,440      397,099       191,967     677,506
Dec. 31, 1997.................    125,630      570,917       273,653     970,200
Dec. 31, 1998.................    160,700      798,314       353,183   1,312,197
Dec. 31, 1999.................    127,270      680,866       286,989   1,095,125
Dec. 31, 2000.................    122,090      903,255       289,505   1,314,850

The total amount of capital gains distributions accepted in shares was $575,095, the total amount of dividends reinvested was $106,028.
No adjustment has been made for any taxes payable by shareholders on capital gain distributions and dividends reinvested in shares.

TO THE SHAREHOLDERS OF
SEQUOIA FUND, INC.

Dear Shareholder:
    Sequoia Fund's results for the fourth quarter and full year 2000 are shown below with comparable results for the leading market indexes:

                                        Sequoia      Dow Jones     Standard &
                                         Fund       Industrials    Poor's 500
2000                                     ----       -----------    ----------
Fourth Quarter                               +8.4%         +1.7%         -7.8%
Year                                        +20.1          -4.7          -9.1

    The new millenium came in with a bang and for the first two months seemed intent on blasting Sequoia and its classic 20th century stocks into oblivion. During that brief period, Sequoia dropped 18% while stocks of the 21st century, as measured by the NASDAQ Index, soared 24%, leaving us lying in the dust. If anyone had told us on March 10th that the year would end with Sequoia up 20% and the NASDAQ down 39%, we would have come out from underneath our desks, kissed them and then called the man with the white coat. Once again we thank our loyal shareholders who remained with us through this hurricane of a period. We repeat our past advice that the best prescription for calm behavior in a difficult stock market is to maintain a comfortable reserve in short term treasuries or other high quality cash equivalents.

    The year 2000 was characterized by extreme volatility created by thousands of hyperactive money managers and individual traders swarming from the tech to the non-tech and from sector to sector looking for escape from punishment and hoping to get aboard the latest momentum favorite. This volatility created periodic opportunities for us to purchase stock in a number of fine companies at attractive prices, but the chance to buy significant amounts under our price discipline was often fleeting.

    One new position, Ethan Allen, is one of the country's finest furniture companies. CEO Farooq Kathwari has transformed what was a respected, if somewhat sleepy, manufacturer and retailer of colonial furniture into a larger and more dynamic company offering a much wider line of high quality furniture and accessories, sold by designers in over 300 stores. While not immune from cyclical influences, Ethan Allen should continue to demonstrate good earnings growth in the years to come. We were able to buy an interest in this highly regarded company at depressed prices during 2000.

    The largest new position, TJX, may be more familiar to astute shoppers as the owner of TJ Maxx and Marshalls. We were attracted by the company's overwhelming dominance in the retailing of off-price apparel and other merchandise such as home accessories. As the old saying in the apparel business goes, "when people don't want Nehru jackets, you have no idea how many Nehru jackets they don't want!" TJX leads the industry in successfully distributing the "excesses" which are a fact of life in the apparel business. TJX has expanded into Canada and the United Kingdom and management believes there is room for another 500 TJ Maxx and Marshalls in the United States. In addition, the company has a couple of newer formats that offer opportunity for future growth. TJX is a prodigious cash generator and in recent years has used much of that cash to repurchase shares. Its past record of growth and return on capital rank it with the top companies of size in the country.

    We have held the opinion for years that Carol Loomis of FORTUNE MAGAZINE is one of the finest financial reporters of our era. We would like to recommend two of her recent articles. In her February 5th article, THE 15% DELUSION, she writes that "serial grandstanding about goals and targets has somehow become accepted executive behavior. The most common goal articulated among good-sized companies is annual growth in earnings per share of 15%." However, citing two studies, she points out how rare it is that large companies actually succeed in achieving 15% growth over long periods of time.

    In our opinion, investors should be very wary of falling for the touted "15% (or 20%) delusion" and paying prices for stocks predicated on assumed future growth rates that are highly unlikely to be realized over the long term. Investors should also be wary of the quality of earnings of these companies, which may go to all lengths in order to sustain the "15% delusion" for as long as possible. Ms. Loomis elaborates: "The record shows that ambitious goals, often combined with incentive compensation plans that encourage unwise behavior, have time and time again led corporations to "manage" earnings in unfortunate ways. Sometimes their behavior is simply uneconomical, as when they aggressively peddle cut-price merchandise at the end of a quarter, thereby stealing from full-price business down the road. Or they may use capital poorly, buying themselves earnings in the short run but creaming their returns on capital. Worse, they may cook the books, letting their zeal for making the numbers push them over the legal line."

    In the cover story in the February 19th issue of FORTUNE, Ms. Loomis writes about Warren Buffett and Berkshire Hathaway, which has once again been voted into the top 10 of "America's Most Admired (Companies)". The article provides a lucid overview of Berkshire -- Sequoia's largest portfolio position -- and how it has evolved over the years. Ms. Loomis observes that, while widely known for his public stock picking prowess, Mr. Buffett has a decided preference for acquiring entire businesses rather than parts of businesses. In 2000, Buffett continued to make progress in investing Berkshire's significant cash hoard with $8 billion in acquisitions of a number of companies, including several companies in the building field. These include Benjamin Moore (paint), Shaw Industries (carpet), Justin Industries (bricks) and Johns Manville (insulation and roofing products). Berkshire also purchased shares constituting a 15% interest in the nation's largest producer of wallboard. The aggregate consideration for these five investments totaled about $6 billion and, we believe, should yield roughly $500 million of annual earnings to Berkshire, approximately doubling the returns from the fixed income securities which were sold to fund the deals. Even after completing all of its 2000 transactions, Berkshire will still have over $30 billion in cash available for the purchase of entire businesses and/or parts of businesses through the stock market.

    Ms. Loomis' articles may be accessed on FORTUNE'S website, or, for those of you with no tech capability, we will be happy to send you copies of these articles if you request them by mail to Sequoia Fund at our New York offices.

    We suspect that the future will provide us with greater challenges than those of the last decade but it will undoubtedly provide opportunities for gain as well. We again recommend more strongly than ever that you keep your expectations low and we will continue to try to exceed them.

                                   Sincerely,

 /s/ Carley Cuniff                                  /s/ Richard T. Cuniff
Carley Cunniff                                      Richard T. Cunniff
Executive Vice President                            Vice Chairman

 /s/ Robert D. Goldfarb                             /s/ William J. Ruane
Robert D. Goldfarb                                  William J. Ruane
President                                           Chairman
February 21, 2001

                               SEQUOIA FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2000

COMMON STOCKS (75.21%)

                                                                      VALUE
   SHARES                                               COST         (NOTE 1)
   ------                                          -------------- --------------
              BANK HOLDING COMPANIES (14.56%)
   8,710,393  Fifth Third Bancorp................  $   87,194,981 $  520,445,982
              Mercantile Bankshares
     243,300  Corporation........................       2,547,217     10,507,519
   1,597,200  National Commerce Bancorp..........      14,662,488     39,530,700
                                                   -------------- --------------
                                                      104,404,686    570,484,201
                                                   -------------- --------------
              CHEMICAL PRODUCTS (0.70%)
   1,439,800  MacDermid Inc......................      41,509,367     27,356,200
                                                   -------------- --------------
              DEPARTMENT STORES (5.59%)
   7,893,800  TJX Companies, Inc.................     170,148,431    219,052,950
                                                   -------------- --------------
              DIVERSIFIED COMPANIES (35.64%)
              Berkshire Hathaway Inc.
      19,661  Class A*...........................     157,992,830  1,395,931,000
                                                   -------------- --------------
              HOME FURNISHINGS (2.06%)
   2,414,000  Ethan Allen Interiors, Inc.+.......      61,511,689     80,869,000
                                                   -------------- --------------
              INDUSTRIAL & COMMERCIAL MACHINERY (3.20%)
   3,087,350  Dover Corporation..................     109,217,300    125,230,634
                                                   -------------- --------------
              INSURANCE (6.43%)
   2,430,500  Progressive Corporation+...........      81,538,669    251,860,562
                                                   -------------- --------------
              MANUFACTURING-MOTORCYCLES (0.78%)
     772,900  Harley Davidson, Inc...............       5,075,237     30,722,775
                                                   -------------- --------------
              PERSONAL CREDIT (2.15%)
   1,532,200  Household International Inc........      19,301,397     84,271,000
                                                   -------------- --------------
              Miscellaneous Securities (4.10%)...     130,023,754    160,528,000
                                                   -------------- --------------
              TOTAL COMMON STOCKS................     880,723,360  2,946,306,322
                                                   -------------- --------------
 PRINCIPAL
   AMOUNT
   ------
              U.S. GOVERNMENT OBLIGATIONS
                (24.79%)
              U.S. Treasury Bills due 2/01/01
$ 32,000,000  through 2/15/01....................      31,811,379     31,811,379
              U.S. Treasury Notes, 6 1/8% due
 745,500,000  12/31/2001.........................     743,203,427    749,926,406
              U.S. Treasury Notes, 6 3/8% due
 187,500,000  01/31/2002.........................     187,071,303    189,228,516
                                                   -------------- --------------
              TOTAL U.S. GOVERNMENT
                OBLIGATIONS......................     962,086,109    970,966,301
                                                   -------------- --------------
              TOTAL INVESTMENTS (100%)++.........  $1,842,809,469 $3,917,272,623
                                                   ============== ==============

-------------------

 ++  The cost for federal income tax purposes is identical.
  *  Non-income producing.
  +  Refer to Note 6.

   The accompanying notes form an integral part of these Financial Statements

                               SEQUOIA FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS:

  Investments in securities, at value (cost
    $1,842,809,469) (Note 1)......................  $3,917,272,623
  Cash on deposit with custodian..................        973,750
  Receivable for capital stock sold...............        735,828
  Dividends and interest receivable...............     30,183,147
  Other assets....................................         43,635
                                                    -------------
    Total assets..................................  3,949,208,983
                                                    -------------

LIABILITIES:

  Payable for capital stock repurchased...........      2,252,844
  Accrued investment advisory fee.................      2,972,089
  Accrued other expenses..........................        105,166
                                                    -------------
    Total liabilities.............................      5,330,099
                                                    -------------
Net assets applicable to 32,303,312 shares of
  capital stock outstanding (Note 4)..............  $3,943,878,884
                                                    =============
Net asset value, offering price and redemption
  price per share.................................        $122.09
                                                    =============

  The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
  Income:
    Dividends:
      Unaffiliated companies......................  $ 16,721,577
      Affiliated companies (Note 6)...............     1,179,851
    Interest......................................    63,862,375
    Other Income..................................        70,808
                                                    ------------
        Total income..............................    81,834,611
                                                    ------------
  Expenses:
    Investment advisory fee (Note 2)..............    36,687,368
    Legal and auditing fees.......................        82,555
    Stockholder servicing agent fees..............       370,768
    Custodian fees................................        80,000
    Directors fees and expenses (Note 5)..........       186,905
    Other.........................................       120,804
                                                    ------------
        Total expenses............................    37,528,400
  Less expenses reimbursed by Investment Adviser
    (Note 2)......................................       691,000
                                                    ------------
        Net expenses..............................    36,837,400
                                                    ------------
        Net investment income.....................    44,997,211
                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain on investments:
    Unaffiliated companies........................   862,104,690
    Affiliated companies (Note 6).................    80,139,155
                                                    ------------
        Net realized gain on investments..........   942,243,845
  Net decrease in unrealized appreciation on:
    Investments...................................  (315,156,819)
                                                    ------------
        Net realized and unrealized gain (loss) on
          investments.............................   627,087,026
                                                    ------------
Increase in net assets from operations............  $672,084,237
                                                    ============

  The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                             YEAR ENDED DECEMBER 31,
                                          ------------------------------
                                               2000            1999
                                          --------------  --------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations:
    Net investment income...............  $   44,997,211  $   25,437,067
    Net realized gains..................     942,243,845     146,273,356
    Net (decrease) in unrealized
      appreciation......................    (315,156,819)   (969,232,109)
                                          --------------  --------------
      Net increase/(decrease) in net
        assets from operations..........     672,084,237    (797,521,686)
  Distributions to shareholders from:
    Net investment income...............     (45,137,144)    (26,006,104)
    Net realized gains..................    (761,659,017)   (204,435,454)
    Capital share transactions (Note
      4)................................     181,707,472     (77,044,856)
                                          --------------  --------------
      Total increase/(decrease).........      46,995,548  (1,105,008,100)

NET ASSETS:
  Beginning of year.....................   3,896,883,336   5,001,891,436
                                          --------------  --------------
  End of year...........................  $3,943,878,884  $3,896,883,336
                                          ==============  ==============

NET ASSETS CONSIST OF:
  Capital (par value and paid in
    surplus)............................  $1,794,951,606  $1,506,881,082
  Undistributed net investment income...          39,460         179,393
  Undistributed net realized gains......      74,424,664         202,888
  Unrealized appreciation...............   2,074,463,154   2,389,619,973
                                          --------------  --------------
    Total Net Assets....................  $3,943,878,884  $3,896,883,336
                                          ==============  ==============

  The accompanying notes form an integral part of these Financial Statements.

                               SEQUOIA FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

    Sequoia Fund, Inc. is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management company. The investment objective of the Fund is growth of capital from investments primarily in common stocks and securities convertible into or exchangeable for common stock. The following is a summary of significant accounting policies, consistently followed by the Fund in the preparation of its financial statements.

A. VALUATION OF INVESTMENTS: Investments are carried at market value or at fair value as determined by the Board of Directors. Securities traded on a national securities exchange are valued at the last reported sales price on the principal exchange on which the security is listed on the last business day of the period; securities traded in the over-the-counter market are valued at the last reported sales price on the NASDAQ National Market System on the last business day of the period; listed securities and securities traded in the over-the-counter market for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices; U.S. Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost. U.S. Treasury Bills that when purchased have a remaining maturity in excess of sixty days are stated at their discounted value based upon the mean between the bid and asked discount rates until the sixtieth day prior to maturity, at which point they are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS: Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis.

C. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

D. USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. GENERAL: Dividends and distributions are recorded by the Fund on the ex-dividend date. Interest income is accrued as earned.

NOTE 2--INVESTMENT ADVISORY CONTRACTS AND PAYMENTS TO INTERESTED PERSONS:

    The Fund retains Ruane, Cunniff & Co., Inc. as its investment adviser. Ruane, Cunniff & Co., Inc. (Investment Adviser) provides the Fund with investment advice, administrative services and facilities.

    Under the terms of the Advisory Agreement, the Investment Adviser receives a management fee equal to 1% per annum of the Fund's average daily net asset values. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Advisory Agreement, the Investment Adviser is obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the management fee) in any year exceed the sum of 1-1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000. The expenses incurred by the Fund exceeded the percentage limitation during the year ended December 31, 2000 and the Investment Adviser reimbursed the Fund $691,000.

    For the year ended December 31, 2000, there were no amounts accrued to interested persons, including officers and directors, other than advisory fees of $36,687,368 and brokerage commissions of $1,804,650 to Ruane, Cunniff & Co., Inc. Certain officers of the Fund are also officers of the Investment Adviser and the Fund's distributor. Ruane, Cunniff & Co., Inc., the Fund's distributor, received no compensation from the Fund on the sale of the Fund's capital shares during the year ended December 31, 2000.

NOTE 3--PORTFOLIO TRANSACTIONS:

    The aggregate cost of purchases and the proceeds from the sales of securities, excluding U.S. government obligations, for the year ended December 31, 2000 were $456,142,778 and $1,179,737,594, respectively. Included in proceeds of sales is $142,126,372 representing the value of securities disposed of in payment of redemptions in-kind, resulting in realized gains of $106,363,052. As a result of the redemptions in-kind, net realized gains differ for financial statement and tax purposes. These realized gains have been reclassified from undistributed realized gains to paid in surplus in the accompanying financial statements.

    At December 31, 2000 the aggregate gross unrealized appreciation and depreciation of securities were $2,088,616,321 and $14,153,167, respectively.

NOTE 4--CAPITAL STOCK:

    At December 31, 2000 there were 100,000,000 shares of $.10 par value capital stock authorized. Transactions in capital stock were as follows:

                                        2000                      1999
                              -------------------------  -----------------------
                                SHARES       AMOUNT       SHARES       AMOUNT
                              ----------  -------------  ---------  ------------
Shares sold...................   715,998  $  90,211,693  1,202,565  $176,388,982
Shares issued to stockholders
  on reinvestment of:
  Net investment income.......   184,579     22,203,418    145,003    18,304,561
  Net realized gain on
    investments............... 5,443,920    654,982,903  1,296,655   184,338,802
                              ----------  -------------  ---------  ------------
                               6,344,497    767,398,014  2,644,223   379,032,345
Shares repurchased............ 4,659,821    585,690,542  3,151,477   456,077,201
                              ----------  -------------  ---------  ------------
Net Increase/(Decrease)....... 1,684,676  $ 181,707,472   (507,254)$(77,044,856)
                              ==========  =============  =========  ============

NOTE 5--DIRECTORS FEES AND EXPENSES:

    Directors who are not deemed "interested persons" receive fees of $6,000 per quarter and $2,500 for each meeting attended, and are reimbursed for travel and other out-of-pocket disbursements incurred in connection with attending directors meetings. The total of such fees and expenses paid by the Fund to these directors for the year ended December 31, 2000 was $186,905.

NOTE 6--AFFILIATED COMPANIES:

    Investment in portfolio companies 5% or more of whose outstanding voting securities are held by the Fund are defined in the Investment Company Act of 1940 as "affiliated companies." The total value and cost of investments in affiliates at December 31, 2000 aggregated $80,869,000 and $61,511,689, respectively. The summary of transactions for each affiliate during the period of their affiliation for the year ended December 31, 2000 is provided below:

                   PURCHASES             SALES
               ----------------- ---------------------  REALIZED     DIVIDEND
AFFILIATE      SHARES    COST      SHARES     COST        GAIN        INCOME
---------      ------ ---------- --------- -----------  -----------  ----------
Progressive Corp   --      --    1,370,400 $47,611,815  $79,864,935  $1,001,015
Ethan Allen 2,477,100 63,027,932    63,100 $ 1,516,243      274,220     178,836
                                                        -----------  ----------
                                                        $80,139,155  $1,179,851
                                                        ===========  ==========

NOTE 7--FINANCIAL HIGHLIGHTS:

                                       YEAR ENDED DECEMBER 31,
                           ------------------------------------------------
                             2000      1999      1998      1997      1996
                           --------  --------  --------  --------  --------
Per Share Operating
  Performance (for a
  share outstanding
  throughout each year)
Net asset value,
  beginning of year......  $ 127.27  $ 160.70  $ 125.63  $  88.44  $  78.13
                           --------  --------  --------  --------  --------
Income from investment
  operations:
Net investment income....      1.66      0.84      0.39      0.08      0.38
Net realized and
  unrealized gains
  (losses) on
  investments............     23.33    (26.83)    43.07     38.10     16.41
                           --------  --------  --------  --------  --------
    Total from investment
      operations.........     24.99    (25.99)    43.46     38.18     16.79
                           --------  --------  --------  --------  --------
Less distributions:
Dividends from net
  investment income......     (1.66)    (0.85)    (0.37)    (0.08)    (0.38)
Distributions from net
  realized gains.........    (28.51)    (6.59)    (8.02)    (0.91)    (6.10)
                           --------  --------  --------  --------  --------
    Total
      distributions......    (30.17)    (7.44)    (8.39)    (0.99)    (6.48)
                           --------  --------  --------  --------  --------
Net asset value, end of
  year...................  $ 122.09  $ 127.27  $ 160.70  $ 125.63  $  88.44
                           ========  ========  ========  ========  ========
Total Return.............     20.1%    -16.5%     35.3%     43.2%     21.7%
Ratios/Supplemental data
Net assets, end of year
  (in millions)..........  $3,943.9  $3,896.9  $5,001.9  $3,672.6  $2,581.0
Ratio to average net
  assets:
  Expenses...............      1.0%      1.0%      1.0%      1.0%      1.0%
  Net investment
    income...............      1.2%      0.6%      0.3%      0.1%      0.4%
Portfolio turnover
  rate...................       36%       12%       21%        8%       23%

                        REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Shareholders of Sequoia Fund, Inc.
    In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sequoia Fund, Inc. (the "Fund") at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for each of the three years in the period ended December 31,1998 were audited by other independent accountants whose report dated January 15, 1999 expressed an unqualified opinion on those statements.
PricewaterhouseCoopers LLP
New York, New York
January 19, 2001

                         SEQUOIA FUND, INC.
                         767 FIFTH AVENUE, SUITE 4701
                         NEW YORK, NEW YORK 10153-4798
                         WEBSITE: www.sequoiafund.com

             DIRECTORS
                William J. Ruane
                Richard T. Cunniff
                Robert D. Goldfarb
                Carol L. Cunniff
                John M. Harding
                Roger Lowenstein
                Francis P. Matthews
                C. William Neuhauser
                Robert L. Swiggett

              OFFICERS

                 William J. Ruane       -- CHAIRMAN OF THE BOARD
                 Richard T. Cunniff     -- VICE CHAIRMAN
                 Robert D. Goldfarb     -- PRESIDENT
                 Carol L. Cunniff       -- EXECUTIVE VICE PRESIDENT
                 Joseph Quinones, Jr.   -- VICE PRESIDENT, SECRETARY & TREASURER

                         INVESTMENT ADVISER & DISTRIBUTOR
                         Ruane, Cunniff & Co., Inc.
                         767 Fifth Avenue, Suite 4701
                         New York, New York 10153-4798

                         CUSTODIAN
                         The Bank of New York
                         MF Custody Administration Department
                         100 Church Street, 10th Floor
                         New York, New York 10286

                         REGISTRAR AND SHAREHOLDER SERVICING AGENT
                         DST Systems, Inc.
                         P.O. Box 219477
                         Kansas City, Missouri 64121

                         LEGAL COUNSEL
                         Seward & Kissel
                         One Battery Park Plaza
                         New York, New York 10004

  This report has been prepared for the information of shareholders of Sequoia
                                   Fund, Inc.